EXHIBIT 32


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report on Form 10-KSB of Heritage Worldwide, Inc. (the "Company") for the fiscal year ended June 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 4,  2004                          /s/ Jean-Claude Mas
                                                     ---------------
                                                     Jean-Claude Mas
                                                     Chairman, Chief Executive
                                                     Officer and President



Date:  October 4,  2004                          /s/ Claude Couty
                                                     ------------
                                                     Claude Couty
                                                     Chief Financial Officer and
                                                     General Manager